UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 13, 2025

Chicago Rivet & Machine Co.

(Exact Name of Registrant as Specified in Its Charter)

Illinois	000-01227	36-0904920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27755 Diehl Road, Suite 200, Warrenville, Illinois	60555
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (630) 357-8500

901 Frontenac Road, Naperville, Illinois, 60563

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CVR	NYSE American (Trading privileges only, not registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company's Annual Meeting of Stockholders was held on May 13, 2025. At the meeting, (1) the seven nominees named in the Company's proxy statement dated April 4, 2025 were elected to serve for a term ending at the Annual Meeting in 2026, (2) the advisory vote on executive compensation was approved, and (3) the selection of Crowe LLP to serve as the Company's independent registered public accounting firm for 2025 was ratified.

The voting results for each proposal are set forth below:

Election of Directors:

	Votes For	Votes Withheld	Broker Non-Votes
Kent H. Cooney	466,601	26,885	321,475
Kurt Moders	466,811	26,675	321,475
James W. Morrissey	468,087	25,399	321,475
Walter W. Morrissey, M.D.	466,526	26,960	321,475
Karen G. Ong	466,960	26,526	321,475
Gregory D. Rizzo	466,614	26,872	321,475
John L. Showel	466,929	26,557	321,475

Approval, by non-binding vote, of the Company's executive compensation as described in the Company's 2025 proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
456,273	28,584	8,629	321,475

Advisory vote on the frequency of future advisory votes on executive compensation:

1 year	2 years	3 years	Abstentions	Broker Non-Votes
144,030	2,273	338,333	8,850	321,475

Ratification of Crowe LLP as the Company's independent registered public accounting firm for 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
799,488	9,167	6,306	0

Following the Company’s Annual Meeting of Stockholders, the Company determined that an advisory vote on executive compensation would be held every three years until the next advisory vote on the frequency of advisory votes regarding executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO RIVET & MACHINE CO.

Date: May 15, 2025	By: /s/ Gregory D. Rizzo
Name: Gregory D. Rizzo
Title: Chief Executive Officer